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                                   EXHIBIT 99

     Trustee's Remittance Report in  respect of the August Remittance Date.


                    [THIS SPACE IS INTENTIONALLY LEFT BLANK]

                                       6

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

                    FIRST BANK NATIONAL ASSOCIATION
                              AS TRUSTEE
                    EQUICREDIT FUNDING TRUST 1996-A
                                                              PYMT PER FROM DATE                             DECEMBER 15, 1997
                                                                PYMT PER TO DATE                             JANUARY 15, 1998


                                                                             PER $1,000        PER $1,000       PER $1,000
                                                                            ORIGINAL BAL      ORIGINAL BAL     ORIGINAL BAL
                                                                             CLASS A-1          CLASS A-2        CLASS A-3
                                                                         ------------------   -------------  -----------------
                                                                           72,800,000.00      37,600,000.00    24,200,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)................   25,782,808.02     354.15945082
CLASS A-2 PRINCIPAL BALANCE (Beginning)................   37,600,000.00                       1000.00000000
CLASS A-3 PRINCIPAL BALANCE (Beginning)................   24,200,000.00                                        1000.00000000
CLASS A-4 PRINCIPAL BALANCE (Beginning)................    9,250,000.00
CLASS A-5 PRINCIPAL BALANCE (Beginning)................   13,794,000.00
CLASS A-6 PRINCIPAL BALANCE (Beginning)................    7,970,632.64
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)..........  110,626,808.02    1519.59901126      2942.20234096    4571.35570331
Variable Rate POOL PRINCIPAL BALANCE (Beginning).......    7,970,632.64
Total POOL PRINCIPAL BALANCE (Beginning)...............  118,597,440.66    1629.08572335      3154.18725160    4900.72068843
MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS........................              78
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING....    2,981,223.75      40.95087569
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING.....      352,855.83
PRINCIPAL BALANCE OF MORTGAGES PREPAYING...............    3,334,079.58
AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED.............        6,485.07       0.08908063
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED..........            0.00
TOTAL AMOUNT OF CURTAILMENTS RECEIVED..................        6,485.07
AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -MONTHLY
  PAYMENTS RECEIVED--Fixed Rate Pool...................      142,715.57       1.96037871
MONTHLY PAYMENTS RECEIVED--Var. Rate Pool..............        3,662.95
MONTHLY PAYMENTS RECEIVED--Total Pool..................      146,378.52
ENDING CLASS A-1 PRINCIPAL BALANCE.....................   22,380,791.31     307.42845206
ENDING CLASS A-2 PRINCIPAL BALANCE.....................   37,600,000.00                       1000.00000000
ENDING CLASS A-3 PRINCIPAL BALANCE.....................   24,200,000.00                                        1000.00000000
ENDING CLASS A-4 PRINCIPAL BALANCE.....................    9,250,000.00
ENDING CLASS A-5 PRINCIPAL BALANCE.....................   13,794,000.00
ENDING CLASS A-6 PRINCIPAL BALANCE.....................    7,614,113.86
Fixed Rate POOL PRINCIPAL BALANCE (Ending).............  107,224,791.31    1472.86801250      2851.72317314    4430.77650041
Variable Rate POOL PRINCIPAL BALANCE (Ending)..........    7,614,113.86
Total POOL PRINCIPAL BALANCE (Ending)..................  114,838,905.17    1577.45748860      3054.22620133    4745.40930455


                                                           PER $1,000     PER $1,000
                                                          ORIGINAL BAL   ORIGINAL BAL
                                                           CLASS A-4       CLASS A-5
                                                         --------------  -------------
                                                          9,250,000.00   13,794,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)................
CLASS A-2 PRINCIPAL BALANCE (Beginning)................
CLASS A-3 PRINCIPAL BALANCE (Beginning)................
CLASS A-4 PRINCIPAL BALANCE (Beginning)................  1000.00000000
CLASS A-5 PRINCIPAL BALANCE (Beginning)................                  1000.00000000
CLASS A-6 PRINCIPAL BALANCE (Beginning)................
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)..........  11959.65492108  8019.92228650
Variable Rate POOL PRINCIPAL BALANCE (Beginning).......
Total POOL PRINCIPAL BALANCE (Beginning)...............  12821.34493622  8597.75559374
MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS........................
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING....
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING.....
PRINCIPAL BALANCE OF MORTGAGES PREPAYING...............
AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED.............
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED..........
TOTAL AMOUNT OF CURTAILMENTS RECEIVED..................
AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -MONTHLY
  PAYMENTS RECEIVED--Fixed Rate Pool...................
MONTHLY PAYMENTS RECEIVED--Var. Rate Pool..............
MONTHLY PAYMENTS RECEIVED--Total Pool..................
ENDING CLASS A-1 PRINCIPAL BALANCE.....................
ENDING CLASS A-2 PRINCIPAL BALANCE.....................
ENDING CLASS A-3 PRINCIPAL BALANCE.....................
ENDING CLASS A-4 PRINCIPAL BALANCE.....................  1000.00000000
ENDING CLASS A-5 PRINCIPAL BALANCE.....................                  1000.00000000
ENDING CLASS A-6 PRINCIPAL BALANCE.....................
Fixed Rate POOL PRINCIPAL BALANCE (Ending).............  11591.86933081  7773.29210599
Variable Rate POOL PRINCIPAL BALANCE (Ending)..........
Total POOL PRINCIPAL BALANCE (Ending)..................  12415.01677514  8325.27948166
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